Exhibit 10.22

Laboratory Services and Confidentiality Agreement - Amendment 1*

Radius Health, Inc.

FIRST AMENDMENT TO LABORATORY SERVICES
AND CONFIDENTIALITY AGREEMENT

This is a First Amendment (“Amendment”) to Laboratory Services and Confidentiality Agreement dated as of the 7th day of November, 2008 (the “Effective Date”), amending the Laboratory Services and Confidentiality Agreement (“Agreement”) dated March 31st, 2004 between Charles River Laboratories, Inc. (“Laboratory”) and Radius Health, Inc. (formerly known as Nuvios, Inc.) (“Sponsor”).  All undefined terms contained herein shall have the meaning set forth in the Agreement.

WHEREAS, Sponsor and Laboratory wish to amend the Agreement as hereafter provided.

NOW, THEREFORE, for good and valuable consideration and intending to be legally bound, the parties hereby agree as follows:

1.                                       The Services may be performed by Laboratory or any of its affiliates at any of the facilities listed on Exhibit A attached hereto and made a part hereof.

2.                                       Notices from Sponsor to Laboratory shall be addressed to the applicable facility at the address listed on Exhibit A, with copies as indicated on Exhibit A.

3.                                       Notices from Laboratory to Sponsor shall be addressed to:

“Radius Health, Inc.
300 Technology Square
Cambridge, MA 02139
Attn: Chief Financial Officer”

4.                                       The Agreement between Laboratory and Sponsor is hereby amended to extend the term until March 31st, 2014.

5.                                       All Services shall be performed in accordance with the Supporting Documents applicable to the Services and shall be performed in accordance with the applicable laws and regulations of said jurisdiction.

6.                                       Section 11.2 of the Agreement will be replaced in its entirety with the following:

“Laboratory’s liability under this Agreement, regardless of the form of action, shall not exceed [*] provided under the Letter of Payment Authorization under which such liability arises.

7.                                       Section 19.3 of the Agreement will be replaced in its entirety with the following:

* Confidential Treatment Requested by the Registrant.  Redacted Portion Filed Separately with the Commission.

“This Agreement, and the rights and obligations hereunder, may not be assigned or transferred by Laboratory without the prior written consent of Sponsor. However, Laboratory may, without the consent of Sponsor, transfer or assign this Agreement, in whole or in part to an affiliate, or in connection with a merger, consolidation, or a sale or transfer of all or substantially all of the assets to which this Agreement relates, provided that Laboratory notifies Sponsor [*] ([*]) days prior to such merger, consolidation, sale or transfer, and provided that all obligations of Laboratory are assumed by the assignee. Sponsor may assign this Agreement in whole or in part without consent of Laboratory. No assignment will relieve either party of the performance of any accrued obligation that such party may then have under this Agreement.”

8.                                       All other terms and conditions of the Agreement, as amended and modified, are hereby ratified, confirmed and approved.

IN WITNESS WHEREOF, duly authorized representatives of the parties have signed this Amendment as of the Effective Date.

Charles River Laboratories, Inc.		Sponsor

By:	/s/ Chris Perkin	By:	/s/ B.N. Harvey
duly authorized			duly authorized

For Print Name: Chris Perkin, D.A.B.T.		Print Name: B.N. Harvey
Title:	Corporate Senior Vice President & President,	Title: CFO
Canadian & Chinese Preclinical Services
Date:	November 12, 2008	Date: 11/12/08

* Confidential Treatment Requested by the Registrant.  Redacted Portion Filed Separately with the Commission.

Exhibit A

Work may be conducted at any of the following Charles River Laboratories locations:

905 Sheehy Drive, Building A Horsham, PA 19044 Tel: (215)-443-8710 Fax: (215) 443-8587	640 N. Elizabeth Street Spencerville, OH 45887 Tel: (419) 647-4196 Fax: (419) 647-6560

100 East Boone Street Redfield, AR 72132 Tel: (501) 397-2540 Fax: (501) 397-2002	15 Worman’s Mill Court, Suite I Frederick, MD 21701 Tel: (301) 663-1644 Fax: (301) 663-8994

358 Technology Drive Malvern, PA 19355 Tel: (610) 640-4550 Fax: (610) 889-9029	587 Dunn Circle Sparks, NV 89431 Tel: (775) 331-2201 Fax: (775) 331-2289

6996 Longley Lane Reno, NV 89511 Tel: (775) 682-2000 Fax: (775) 682-2100	22022 Transcanadienne Senneville, Quebec H9X 3R3, Canada Tel: (514) 630-8200 Fax: (514) 630-8230

Elphinstone Research Center Tranent , Edinburgh EH33 2NE Scotland UK Tel: 011 +44 1875 614 545 Fax: 011 +44 1875 614 555	Carrentrila Ballina, Co. Mayo Ireland Tel: 011 +353 96 20800 Fax: 011 +353 96 22517

251 Ballardvale Street Wilmington, MA 01887 Tel: (978) 658-6000 Fax: (978) 658-7132	334 South Street Shrewsbury, MA 01545 Tel: (508) 925-6900

3615 Pacific Avenue Tacoma, WA 98418 Tel: (253) 593-5304 Fax: (253) 593-5181	1023 Wapoo Road Charleston, SC 29407 Tel: (843) 766-7575 Fax: (843) 766-7576

4025 Stirrup Creek Drive, Suite 150 Durham, NC 27703 Tel: (919) 206-7007 Fax: (919) 206-7001	2255 W. Harrison Chicago, IL 60612 Tel: (312) 666-1555 Fax: (312) 666-1764

200 NE Missouri Road – Suite 104 Lee’s Summit, MO 64086 Tel: (508) 925-6540 Fax: (816) 525-0076

A COPY OF ALL NOTICES SHALL BE SENT TO:

Charles River Laboratories, Inc. 251 Ballardvale Street Wilmington, MA 01887 Attn: General Counsel Tel (978) 658-6000 Fax: (978) 658-988-5665	Charles River Laboratories, Inc. 251 Ballardvale Street Wilmington MA 01887 Attn: Heidi Oskar, Senior Contracts Administrator Tel (978) 658-6000 Fax: (978) 988-5827

* Confidential Treatment Requested by the Registrant.  Redacted Portion Filed Separately with the Commission.